Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2013 Year End © 2014 B Update Behringer Lakes of Margate, Margate,FL 2227-1 March 31, 2014

Dial-In and Replay Information To listen to today’s call: y Dial: 888-339-3507 Conference ID: 2602732 (Only the slide presentation is available online during the call) For a replay of today’s call: Dial: 888-203-1112 Conference ID: 2602732 © 2014 Behringer 2

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results. © 2014 Behringer 3

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: • market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; • our ability to make accretive investments in a • our level of debt and the terms and limitations imposed on us by our debt agreements; • the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; diversified portfolio of assets; • future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays availability of construction financing • our ability to secure leases at favorable rental rates; • our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; performance of developers, contractors and consultants, and growth in rental rates and operating costs; • the availability of cash flow from operating activities for distributions, if any; • conflicts of delays, financing, interest arising out of our relationships with our advisor and its affiliates; • unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and • factors that could affect our ability to qualify as a real investment trust , y; estate trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013, as © 2014 Behringer 4 filed with the Securities and Exchange Commission.  investment

Agenda River Club and Townhomes at River Club, Athens, GA • Noteworthy Items • Financial Review • Portfolio Updates • Strategy Review • Questions © 2014 Behringer 5

2013 Noteworthy Items • Sold three remaining industrial distribution buildings • Sold eight of nine medical office buildings • Acquired two multifamily communities • Acquired second student housing investment • Provided $13.75 million mezzanine financing for multifamily development Holstenplatz, Hamburg, Germany © 2014 Behringer 6

Financial Review Selected balance sheet items (as of December 31, 2013) • Cash and equivalents: $94.9 million • Total assets: $414.4 million • Total notes payable: $212.0 million • Total liabilities: $221.6 million © 2014 Behringer 7 Arbors Harbor Town, Memphis, TN Funds From Operations* Per Share Improved in 2013 To $(0 08), from $(0 17) in 2012 To $0.07, from $(0.14) in 2012, excluding acquisition costs *For a reconciliation of Funds From Operations to Net Income, refer to

Current Report on Form 8-K filed on March 31, 2014.

Portfolio Debt

(Dollars in thousands)

Description	Balance as of December 31, 2013	Interest Rate	Maturity Date
Holstenplatz	$ 10,581	3.887%	04/30/15
Courtyard Kauai at Coconut Beach Hotel	38,000	30-day LIBOR +0.95%(1)(2)	11/9/2015(5)
Alte Jakobstrasse	8,275	2.30%	12/30/15
1875 Lawrence	15,621	30-day LIBOR+5.35%(1)(3)	1/1/2016(6)
Gardens Medical Pavilion	14,040	4.90%	01/01/18
River Club and the Townhomes at River Club	25,010	5.26%	05/01/18
Parkside (7)	11,177	5.00%	06/01/18
Babcock Self Storage	2,182	5.80%	08/30/18
Arbors Harbor Town	26,000	3.985%	01/01/19
Lakes of Margate	14,966	5.49% and 5.92%	01/01/20
Wimberly at Deerwood	26,685	30-day LIBOR + 2.28%(4)	03/01/23
22 Exchange	19,500	3.93%	05/05/23
	$ 212,037		

(1) 30-day LIBOR was 0.17% at December 31, 2013.
(2) LIBOR capped by hedge at 6.00% through October 2014.
(3) LIBOR capped by hedge at 2.69% through maturity of the loan.
(4) LIBOR capped by hedge at 4.56% through March 2018.
(5) Contains extension option to May 2017.
(6) Contains extension option to January 2017.
(7) Includes $0.7 million of unamortized premium related to debt assumption.

Total Debt/Total Assets at December 31, 2013 was 51.2% (including unamortized premium associated with Parkside).
The weighted average interest rate at December 31, 2013 was 3.7%
The weighted average remaining loan term at December 31, 2013 was 4.7 years.

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

8
© 2014 Behringer

Behringer Harvard Opportunity REIT II Portfolio GERMAN OFFICE INVESTMENTS STUDENT HOUSING INVESTMENTS MULTIFAMILY INVESTMENTS Holstenplatz Lakes of Margate UGA River Club Arbors Harbor Town Alte Jakobstrasse 22 Exchange Parkside Apartments Wimberly at Deerwood 1875 Lawrence Courtyard by Marriott - Kauai Babcock Self Storage Gardens Medical Prospect Park Development © 2014 Behringer 9 Pavilion Mezzanine Financing

Courtyard Marriott Kauai, Hawaii • Year-over-year improvement in key operating measures • Revenues: +36% • Occupancy rate: +11 pct pts • ADR: +22% • RevPar: +42% • NOI: +432% • Continuing to focus on group Courtyard by Marriott at Coconut Beach, Kauai, HI business and operating efficiencies © 2014 Behringer 10

1875 Lawrence Denver, Colorado • Good leasing activity • New leasing rates substantially higher than last year • Strategy: • Stabilize building following completion of renovation • Target for sale in late-2014/2015 1875 Lawrence, Denver, CO © 2014 Behringer 11

Multifamily Investments Arbors Harbor Town Lakes of Margate Memphis, Tennessee • Renovations completed • In-place rents 8% above Margate, Florida • Renovations completed • In-place rents 5% above l t last year • Last 20 leases at rates 13% above current in-place rents last year • Last 20 leases at rates slightly above current in-place rents 93%l d © 2014 Behringer 12 • 94%-leased • 93%-leased

Multifamily Investments (cont.) Parkside Apartments Sugar Land, Wimberly at Deerwood Jacksonville Texas • Early stages of renovation • Last 20 leases at rates in- Jacksonville, Florida • Early stages of renovation • Last 20 leases at rates in- nearly 5% above current place rents • 90%-leased nearly 5% above current place rents • 87%-leased © 2014 Behringer 13

Gardens Medical Pavilion Palm Beach Gardens, Florida • Approximately 80%-leased • Implementing aggressive lease-up and stabilization plan • Plan to make building improvements and address various maintenance issues • Expect to market for sale in late-2015 or early 2016 Gardens Medical Pavilion, Palm Beach Gardens, FL © 2014 Behringer 14

Value Creation Strategy • Income producing acquisitions using cash and proceeds from asset sales • Multifamily opportunities in states with strong and recovering economies • Selected investments hotel • Other core-plus and value-add real estate investments that have in-place cash flow • Selected development projects • Selected mezzanine loans that balance attractive returns with acceptable risk • Stabilize existing portfolio of assets • Selective asset sales © 2014 Behringer 15 1875 Lawrence, Denver, CO

• Representatives may log on to the password-prodected portion of the Behringer website (www.behringerinvestments.com) for a playback of today’s call • Investors may dial toll free (888) 203-1112 and use conference ID 2602732 to access a playback of today’s call • Replays will be available until April 30, 2014 © 2014 Behringer 16